FAS P-1

RTF P-1

SUPPLEMENT DATED november 3, 2008
TO THE PROSPECTUS DATED MAY 1, 2008

OF

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
(Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, Franklin Templeton Growth Target Fund, Franklin Templeton 2015 Retirement Target Fund, Franklin Templeton 2025 Retirement Target Fund, Franklin Templeton 2035 Retirement Target Fund, Franklin Templeton 2045 Retirement Target Fund)

The Prospectus is amended as follows:

I. Effective November 3, 2008, the section, "Information about the Underlying Franklin Templeton Funds – Underlying Equity Funds," beginning on page 6 for Conservative, Moderate and Growth Target Funds and page 7 for the Retirement Target Funds, is amended to add the following:

Franklin DynaTech Fund

The Fund seeks capital appreciation. The Fund invests substantially in equity securities of companies that emphasize scientific or technological development or that are in fast-growing industries. The Fund's manager searches for industry leaders and companies that it believes have a competitive advantage due, for example, to their state-of-the-art products or technologies. While companies that meet these criteria are often considered to be growth stocks, the manager will also invest in these companies when their stock price may be considered undervalued.

Franklin Balance Sheet Investment Fund

The Fund seeks high total return of which capital appreciation and income are components. The Fund invests most of its assets in equity securities (including common stocks, preferred stocks and convertible securities) of companies the Fund's manager believes are undervalued at the time of purchase but that have the potential for capital appreciation. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a general market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

II. Effective November 3, 2008, the section, "Information about the Underlying Franklin Templeton Funds – Underlying Fixed-Income Funds," beginning on page 14 for Conservative, Moderate and Growth Target Funds and page 14 for the Retirement Target Funds, is amended to add the following:

Franklin Templeton Emerging Market Debt Opportunities Fund

The Fund seeks high total return. The Fund invests at least 80% of its net assets in debt securities of "emerging market countries." Emerging market countries include those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In addition, countries that have restructured their external or local debt during the past 10 years or currently have restructured external or local debt outstanding also will be considered to be emerging market countries. The Fund generally invests in debt securities issued by sovereign and sub-sovereign government entities. The Fund also may invest in securities issued by corporate entities that are controlled (i.e., more than 50% owned) by a sovereign entity, as well as corporate emerging markets debt.

III. The management fee table under the "Management - Investment Advisory and Asset Allocation Agreement - Asset allocation fees," section beginning on page 46 for Conservative, Moderate and Growth Target Funds and page 46 for the Retirement Target Funds, is amended to add the following:

Underlying Franklin Templeton Fund	Manager	Annual Fee Rate
Franklin DynaTech Fund	Advisers	0.625%[3]
Franklin Balance Sheet Investment Fund	Advisory Services	0.625%[1]
Franklin Templeton Emerging Market Debt Opportunities Fund	FTIML	0.80%[22]

1.   0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; and 0.400% of the value of net assets in excess of $15 billion.

3.

0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; 0.400% of the value of net assets over $15 billion and not over $17.5 billion; 0.380% of the value of net assets over $17.5 billion and not over $20 billion; 0.360% of the value of net assets over $20 billion and not over $35 billion; 0.355% of the value of net assets over $35 billion and not over $50 billion; and 0.350% of the value of net assets in excess of $50 billion.

22.

0.80% of the value of its net assets up to and including $500 million; 0.70% of the value of its net assets over $500 million up to and including $1 billion; and 0.65% of the value of its net assets over $1 billion.

Please keep this supplement for future reference